                                   SUPPLEMENT
                              DATED MARCH 15, 2007
                                     TO THE
      CLASS A, CLASS B AND CLASS C SHARES PROSPECTUSES DATED MARCH 1, 2007
                         FOR THE HARTFORD MUTUAL FUNDS


In the section entitled "About Your Account - How Sales Charges are Calculated - Class A," the sentence "For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans." is hereby deleted and replaced with the following:

     For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

     For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.





 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.